UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  June 30, 2009

                             CHINA IVY SCHOOL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

            000-50240                                     98-0534456
    (Commission File Number)                   (IRS Employer Identification No.)

                 1 Suhua Road, Shiji Jinrong Building Suite 801,
          Suzhou Industrial Park, Jiangsu Province, 215020, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                86-512-6762-5632
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
ITEM 2.03 Creation of a Direct Financial Obligation.
ITEM 3.02 Unregistered Sales of Equity Securities.

On June 30, 2009, China Ivy School, Inc. (the "Company") completed the sale of $1,560,000.00 principal amount of the Company's 6% Convertible Notes, due June 30, 2010 (the "Notes"). The Notes were sold to four investors outside the United States in a private transaction exempt from the registration requirements of the Securities Act of 1933 pursuant to Regulation D. The Notes will accrue interest at the rate of 6% per annum and will mature on June 30, 2010. The Company may redeem the Notes at any time prior to maturity, in whole or in part. The four investors paid an aggregate of $1,560,000 for their Notes.

Holders of the Notes may at any time convert all or any portion of the principal amount of the Notes into shares of the Company's Common Stock at a conversion price, subject to adjustment, initially equal to eight cents ($0.08) per share. No interest shall be paid on any portion of a Note converted into Common Stock. Should the conversion price decrease or increase, the number of shares of Common Stock issuable upon conversion of the Notes shall be proportionately increased or decreased, as the case may be.

In the event of default by the Company in its obligations under the Notes, Holders may, at their option, declare the principal of the Note and the interest accrued hereon to be immediately due and payable.

The foregoing is a summary of the material terms and conditions of the Note, and is qualified in its entirety by reference to the full text of the Form of the Note attached to this Current Report as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1 Form of 6% Convertible Note due June 30, 2010

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2009

                                                  CHINA IVY SCHOOL, INC.


                                                  By: /s/ Yongqi Zhu
                                                      --------------------------
                                                  Title: Chief Executive Officer

Exhibit Index

Exhibit No.               Description
-----------               -----------
   4.1                    Form of 6% Convertible Note